UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 16, 1999
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                                 INFRACORPS INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

           Virginia                     001-11186                 54-1414643
           --------                     ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


7400 Beaufont Springs Drive, Suite 415  Richmond, Virginia  23225
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             (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (804) 272-6600
                                                   ------------------


                                      N/A
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          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.


         KPMG LLP ("KPMG") served as the Company's independent public accountants for the fiscal years ended May 31, 1990 through March 31, 1998. For various business reasons, Company's Board of Directors recommended the dismissal of KPMG, and on February 16, 1999, the Company officially terminated its business relationship with KPMG. KPMG's reports on the Company's financial statements for each of the last two fiscal years did not contain an adverse opinion or disclaimer of opinion. Similarly, KPMG did not modify either such report as to uncertainty, audit scope or accounting principles, except that KPMG's auditors' report on the consolidated financial statements of ETS International, Inc. (name of Company changed to InfraCorps Inc. at shareholders meeting on August 17, 1998) and subsidiaries as of March 31, 1998 and May 31, 1997 and for the ten-month period ended March 31, 1998 and for the years ended May 31, 1997 and 1996, contained a separate paragraph stating that "the Company has suffered losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern." Management's plans in regard to these matters are also described in note 19. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. A letter from KPMG is attached as
Exhibit 16.1.


         In connection with the audits of the ten-month period ended March 31, 1998 and the year ended May 31, 1997, there were no disagreements between the Company and KPMG regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The Board of Directors of the Company appointed on February 16, 1999, subject to the approval of the Company's shareholders, the firm Goodman &
Company, L.L.P. as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending March 31, 1999.


Item 7.  Financial Statements and Exhibits.

a.       Financial statements.
       Not applicable.

b.       Pro forma Financial Information.
       Not applicable.

c.       Exhibits.
       16.1 -  Letter  on  change  in  certifying  accountant  (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INFRACORPS INC.



                                            By:  /s/ Warren E. Beam, Jr.
                                               --------------------------------
                                                 Secretary Corporate Controller







February 19, 1999

                                  EXHIBIT INDEX

        Exhibit No.                           Description
        -----------                           -----------

           16.1                Letter on change in certifying accountant.